UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM
8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) May 5, 2021

Public Service Enterprise Group Incorporated
(Exact name of registrant as specified in its charter)

New Jersey	001-09120	22-2625848
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
80 Park Plaza
Newark, New Jersey 07102
(Address of principal executive offices) (Zip Code)
973
430-7000
(Registrant’s telephone number, including area code)

Public Service Electric and Gas Company
(Exact name of registrant as specified in its charter)

New Jersey	001-00973	22-1212800
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
80 Park Plaza
Newark, New Jersey 07102
(Address of principal executive offices) (Zip Code)
973
430-7000
(Registrant’s telephone number, including area code)

PSEG Power LLC
(Exact name of registrant as specified in its charter)

Delaware	001-34232	22-3663480
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
80 Park Plaza
Newark, New Jersey 07102
(Address of principal executive offices) (Zip Code)
973
430-7000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form
8-K
filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange On Which Registered
Public Service Enterprise Group Incorporated
Common Stock without par value	PEG	New York Stock Exchange

Public Service Electric and Gas Company
9.25% First and Refunding Mortgage Bonds, Series CC, due 2021	PEG21	New York Stock Exchange
8.00% First and Refunding Mortgage Bonds, due 2037	PEG37D	New York Stock Exchange
5.00% First and Refunding Mortgage Bonds, due 2037	PEG37J	New York Stock Exchange

PSEG Power LLC
8.625% Senior Notes, due 2031	PEG31	New York Stock Exchange
Indicate by check mark whether any of the registrants is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule
12b-2
of the Securities Exchange Act of 1934
(§240.12b-2
of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if such registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act
.

 ☐

The information contained in Item 2.02. Results of Operations and Financial Condition in this Form
8-K
is furnished solely for Public Service Enterprise Group Incorporated (PSEG). The information contained in Item 7.01 Regulation FD Disclosure in this combined Form
8-K
is separately furnished, as noted, by PSEG, Public Service Electric and Gas Company (PSE&G) and PSEG Power LLC (PSEG Power). Information contained herein relating to any individual company is provided by such company on its own behalf and in connection with its respective Form
8-K.
PSE&G and PSEG Power each makes representations only as to itself and makes no other representations whatsoever as to any other company. The materials furnished as Exhibits 99 and 99.1 are available on the corporate
.
pseg.com website under the investor tab, or at http://investor.pseg.com.

Item 2.02	Results of Operations and Financial Condition
PSEG
On May 5, 2021, PSEG announced financial results for the three months ended March 31, 2021. A copy of the earnings release dated May 5, 2021 is furnished as Exhibit 99 to this Form
8-K.

Item 7.01	Regulation FD Disclosure
PSEG, PSE&G and PSEG Power
On May 5, 2021, PSEG conducted an earnings call regarding its results for the three months ended March 31, 2021. A copy of the slideshow presentation used during the earnings call is furnished as Exhibit 99.1 to this Form
8-K.

Item 9.01	Financial Statements and Exhibits

Exhibit 99	Press Release dated May 5, 2021

Exhibit 99.1	Slideshow Presentation

Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized. The signature of the undersigned company shall be deemed to relate only to matters having reference to such company and any subsidiaries thereof.

PUBLIC SERVICE ENTERPRISE GROUP INCORPORATED (Registrant)

By:	/s/ Rose M. Chernick
ROSE M. CHERNICK Vice President and Controller (Principal Accounting Officer)
Date: May 5, 2021
SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized. The signature of the undersigned company shall be deemed to relate only to matters having reference to such company and any subsidiaries thereof.

PUBLIC SERVICE ELECTRIC AND GAS COMPANY (Registrant)

By:	/s/ Rose M. Chernick
ROSE M. CHERNICK Vice President and Controller (Principal Accounting Officer)
Date: May 5, 2021

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized. The signature of the undersigned company shall be deemed to relate only to matters having reference to such company and any subsidiaries thereof.

PSEG POWER LLC (Registrant)

By:	/s/ Rose M. Chernick
ROSE M. CHERNICK Vice President and Controller (Principal Accounting Officer)
Date: May 5, 2021

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